UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                          East West Distributors, Inc
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                      000-51386                    20-2012723
-------------------------      ---------------------         -------------------
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

          10105 E. Via Linda, #103, PMB-382, Scottsdale, Arizona 85258
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (480) 614-2874
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year End.

         On December 16, 2005, the Board of Directors of East West Distributors, Inc. (the "Corporation") approved the change of the Corporation's fiscal year end from December 31 to June 30. This change will be made effective as of December 16, 2005. The Corporation intends to file a transition report on Form 10-QSB covering the reporting period ending on December 31, 2005.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EAST WEST Distributors, Inc.
                                            (Registrant)



                                            By: /s/ Gerald N. Kern
                                               ---------------------------------
                                               Gerald N. Kern, Director

                                            Dated:   December 16, 2005